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                                          EXHIBIT 24.1



                               POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, That the undersigned officers and/or directors of Sun Company, Inc., a Pennsylvania corporation, do and each of them does, hereby constitute and appoint Robert M. Aiken, Jr., Thomas W. Hofmann and Jack L. Foltz, his or her true and lawful attorneys-in-fact and agents, and each of them with full power to act without the others, for him or her and in his or her name, place and stead, to sign the Sun Company, Inc. Form 10-K for the year ending December 31, 1995 and any and all future amendments thereto; and to file said Form 10-K and any such amendments with all exhibits thereto, and any and all other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.
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     IN WITNESS WHEREOF, the undersigned have hereunto set their hands and seals this 7th day of March, 1996.


s/ROBERT M. AIKEN, JR.                        s/JAMES G. KAISER
Robert M. Aiken, Jr.                          James G. Kaiser
Senior Vice President and                     Director
Chief Financial Officer
(Principal Financial Officer)


                                              s/ROBERT D. KENNEDY
s/ROBERT H. CAMPBELL                          Robert D. Kennedy
Robert H. Campbell                            Director
Chairman of the Board, Chief
Executive Officer, President
and Director
(Principal Executive Officer)
                                              s/THOMAS W. LANGFITT
                                              Thomas W. Langfitt
                                              Director
s/RAYMOND E. CARTLEDGE
Raymond E. Cartledge
Director

                                              s/R. ANDERSON PEW
                                              R. Anderson Pew
s/ROBERT E. CAWTHORN                          Director
Robert E. Cawthorn
Director

                                              s/ALBERT E. PISCOPO
                                              Albert E. Piscopo
s/MARY J. EVANS                               Director
Mary J. Evans
Director

                                             s/WILLIAM F. POUNDS
                                             William F. Pounds
s/THOMAS P. GERRITY                          Director
Thomas P. Gerrity
Director

                                             s/ALEXANDER B. TROWBRIDGE
                                             Alexander B. Trowbridge
s/THOMAS W. HOFMANN                          Director
Thomas W. Hofmann
Comptroller
(Principal Accounting Officer)